                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: February 27, 1998
--------------------------------------------------------------------------------
                       (Date of earliest event reported)




                        NationsLink Funding Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         333-43609                          56-1950039
--------------------------------------------------------------------------------
(State or Other                 (Commission                   (I.R.S. Employer
Jurisdiction                    File Number)               Identification No.)
of Incorporation)



NationsBank Corporate Center, 100 North Tryon Street, Charlotte, NC    28255
--------------------------------------------------------------------------------
            (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (704) 386-2400

ITEM 5. OTHER EVENTS.

     Attached are certain structural and collateral term sheets (the "Term Sheets") furnished to the Registrant by NationsBanc Montgomery Securities LLC (the "Underwriter"), the underwriter in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-43609) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

     The Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Structural Term Sheets.

     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          Exhibit 99  Term Sheets.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      NATIONSLINK FUNDING CORPORATION



                                      By:     /s/ John T. McCarthy
                                              ---------------------------------
                                      Name:   John T. McCarthy
                                              ---------------------------------
                                      Title:  Senior Vice President & Secretary
                                              ---------------------------------

Date: February 27, 1998

                                 Exhibit Index


Item 601(a) of
Regulation S-K
Exhibit No.         Description                                       Page
--------------      -----------                                       ----

     99             Term Sheets